February 1, 2008

United States Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 6010

Washington, D.C. 20549

Attention: Tom Jones

Re: Acorn Acquisition Corp.

Registration Statement on Form S-4

Pre-Effective Amendment No. 3

Filed: January 18, 2008

File No. 333-146685

Dear Mr. Jones:

This letter is in response to the limited review comment letter dated January 28, 2008 (the "Comment Letter") that was received by Acorn Acquisition Corp. (the "Company") in connection with the above-captioned filing. For the convenience of the Commissions staff, this letter will repeat each comment made in the Comment Letter in italics followed by the Company's response thereto. Pre-effective Amendment No. 4 to the above-captioned registration statement, which the Company believes is completely responsive to the Comment Letter, is being filed on EDGAR today as is a copy of this letter.

Acorn Acquisition Corp. Condensed Consolidated Statements of Operations, page F-3

1.   Refer to our prior comment 1. We note that the financial statements for the three and nine months ended September 30, 2006 appear to have been restated due to the correction of an error. Please revise the filing to label all financial statements with corrected amounts (including the condensed financial statements of Lumen on page F-8) as "restated" and to include the disclosures required by paragraph 26 of SFAS 154. Please also apply this comment to the interim financial statements of Lumen Medical on page F-33.

Pre-effective Amendment No. 4 labels as "restated" all financial statements and other financial information presented therein that has been restated to correct previously published information. In addition, a new note, Note F, has been added to the financial statements of the Company on page F-11 to graphically present the effects of the restatements being made and to comply with paragraph 26 of SFAS 154.

Lumen Medical Inc. Consolidated Statements of Operations, page F-34

2.   We see that you have presented the unaudited consolidated statement of operations for Lumen Medical for the nine month period ended September 30, 2007. We note on page F-22 that Lumen Medical has a fiscal year-end of March 31, 2007 and Item 310(b) of Regulation S-B calls for interim financial statements to include the period from the fiscal year-end to the most recent balance sheet date. Accordingly, please revise the filing to include the consolidated statement of operations for the six month period ended September 30, 2007 and 2006. Please also apply this comment to Lumen's consolidated statement of cash flows on page F-36 and the Selected Historical Consolidated Financial Data of Lumen on page 18.

 We have revised the filing as necessary based on your comment.

 Exhibit 23.1

3.   Refer to our prior comment 3. Please include currently dated consents with any amendments to this filing.

We have complied with your comment by including in Pre-Effective Amendment No. 4 currently dated consents of the accounting firms of Raiche Ende Malter & Co. LLP and Mantyla McReynolds LLC.

 General.

4.   Please consider the impact of our Form S-4 comments on your periodic filings, including your Form 10-QSB/A for the period ended September 30, 2007.

The Company filed a further amended Form 10-QSB/A on January 30, 2008 to reflect the impact of the Comment Letter.

 We believe that we have now addressed all of the concerns of the staff of the Commission expressed in the Comment Letter and the previous comment letters with respect to the original filing and the earlier pre-effective amendments. For this reason, we respectfully request that the staff of the Commission advise the Company that it is now appropriate for the Company to request acceleration of the effectiveness of the above-captioned registration statement.

Very truly yours,

 /s/ Peter B. Hirshfield